Fourth Quarter 2024 Earnings Presentation J a n u a r y 2 7 , 2 0 2 5

2 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Forward-Looking Statements This discussion of financial results includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward-looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward-looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may affect our earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions and the economic uncertainty in the United States and abroad, including economic or other disruptions to financial markets caused by acts of terrorism, war, impacts from inflation, supply chain disruptions, changes in interest rates (including the actions taken by the Federal Reserve to control inflation), California's unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services; and successful integration of acquisitions. These and other important factors detailed in various securities law filings made periodically by Bancorp, copies of which are available from us at no charge. Forward-looking statements speak only as of the date they are made. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this press release or to reflect the occurrence of unanticipated events. GAAP to Non-GAAP Financial Measures This presentation includes some non-GAAP financial measures as shown in the Appendix of this presentation. Please refer to the reconciliation of GAAP to Non-GAAP financial measures included in our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on January 27, 2025.

3 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Bank of Marin Bancorp Novato, CA Headquarters BMRC NASDAQ $382.4 Million Market Cap $3.7 Billion Total Assets 4.21% Dividend Yield 16.54% Total RBC BMRC AT A GLANCE O P T I O N 2 Data as of 12/31/24 Relationship Banking Build strong, long-term customer relationships based on trust, integrity and expertise, inspiring loyalty though exceptional service. Disciplined Fundamentals Apply a disciplined business approach with sound banking practices, high quality products, and consistent fundamentals ensuring continued strong results. Community Commitment Give back to the communities that we serve through active employee volunteerism, nonprofit board leadership and financial contributions. 27 Branch Locations 8 Commercial Banking Offices

4 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Fourth Quarter 2024 Overview (1) See Reconciliation of Non-GAAP Financial Measures in the Appendix Highlights • Originated $47.1 million of new loans • Continued selected deposit rate reductions dropping the average cost of interest-bearing deposits 19 bps • EPS grew by 36% • Efficiency ratio declined by 9.65% • Improved credit quality metrics Capital • Bancorp total risk-based capital remained strong at 16.5% • Bancorp TCE / TA of 9.9%, 7.9% when adjusted for HTM securities 1 Key Operating Trends • Tax-equivalent net interest margin increased to 2.80% from 2.70%, reflecting the reduction in cost of deposits and increased yield on loans and investments • Tax-equivalent yield on interest-earning assets stable at 4.04% • Total cost of deposits down 10 bps at 1.36% (interest-bearing 2.44%) for Q4 and trending down at 1.32% (interest-bearing 2.37%) for the month of December • Book value per share was $27.06 and tangible book value per share1 was $22.37 Deposits and Liquidity • Total deposits decreased $89.2 million • Non-interest bearing deposits decreased by $73.5 million but remained a strong 43.5% of total deposits • Immediately available net funding of $1.8 billion, representing 197% coverage of estimated uninsured deposits Credit Quality • No provision for credit losses • Non-accrual loans decreased to 1.63% of total loans from 1.91% • Non-accrual loan paydowns included a $4.7 million payment on a commercial relationship • Classified loans stable with minimal migration and down to 2.17% (from 2.51% last quarter) of total loans due to payoff above

5 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Linked-quarter NIM increased 10 bps due primarily to reduction of cost of deposits and increased yield on loans and investment securities, partially offset by lower average balances and lower rates given the Federal Funds rate cuts on due from bank accounts • The Bank began deposit rate cuts in August and continued through December. • As a result, the quarter-over-quarter cost of interest-bearing deposits decreased 19 bps compared to a 7 bps increase last quarter. Linked-month cost of interest-bearing deposits reduced by 7 bps in December • 4Q'24 NMD modeling assumptions use average betas of 43% for rising rates (no lag) and 35% for falling rates (2-month lag) • Based on ALM simulation results* completed in Q4'24, our Year 1 liability sensitivity increased compared to Q3'24 due to a one month reduction in the falling rate deposit repricing assumption based on recent experience, the termination of pay-fixed swaps on AFS securities, and an increase in fixed rate securities balances Net Interest Margin Drivers 2.70% 0.03% 0.08% (0.11)% 0.10% 2.80% 3Q24 Loans Securities Cash Deposits 4Q24 Net Interest Margin Linked-Quarter Change 2.39% 2.47% 2.50% 2.51% 2.58% 2.60% 2.64% 2.67% 2.59% 2.52% 2.44% 2.37% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.13% 4.83% 4.64% 4.48% IB Deposits Fed Funds 1/24 2/24 3/24 4/24 5/24 6/24 7/24 8/24 9/24 10/24 11/24 12/24 Avg. Monthly Cost of IB Deposits vs. Fed Funds Immediate Change in Interest Rates (in bps) Est. Change in NII, as % in Year 1 in Year 2 Up 400bp -7.3% 6.3 % Up 300bp -5.3% 4.8 % Up 200bp -3.3% 3.4 % Up 100bp -1.7% 1.5 % Rates Unch. — % — % Down 100bp 1.0% 0.9 % Down 200bp 2.3% 2.6 % Down 300bp 2.2% 2.2 % Down 400bp 1.8% 2.9% *Please see our 10-Q’s and 10-K’s for more information regarding these simulations. Net Interest Income Simulation Q4'24

6 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Robust Capital Ratios As of 12/31/24 • We maintained high capital levels and are in a position of strength • Total risk-based capital of 16.5% • Tangible common equity ratio of 9.9% • No stock repurchases in 4Q24 * See Reconciliation of Non-GAAP Financial Measures in the Appendix. 6.5% 8.0% 10.0% 5.0% 15.3% 15.3% 16.5% 10.5% 9.9% 7.9% Well Capitalized Threshold Bank of Marin Bancorp Bancorp TCE adj. for HTM securities* Common Equity Tier- One Risk-Based Capital Total Tier-One Risk- Based Capital Total Risk-Based Capital Tier-One Leverage Tangible Common Equity

7 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strong Liquidity: $1.8 Billion in Net Availability • Immediately available contingent funding represented 197% of December 31, 2024 estimated uninsured and/or uncollateralized deposits • The Bank has long-established minimum liquidity requirements regularly monitored using metrics and tools similar to larger banks, such as the liquidity coverage ratio and multi-scenario, long-horizon stress tests • Deposit outflow assumptions for liquidity monitoring and stress testing are conservative relative to actual experience Liquidity & Uninsured Deposits ($ in millions) 2.0x Coverage Ratio At December 31, 2024 ($ in millions) Total Available Amount Used Net Availability Internal Sources Unrestricted Cash 1 $ 111.1 N/A $ 111.1 Unencumbered Securities 306.8 N/A 306.8 External Sources FHLB line of credit 948.1 — 948.1 FRB line of credit 358.0 — 358.0 Lines of credit at correspondent banks 125.0 — 125.0 Total Liquidity $ 1,849.0 $ — $ 1,849.0 1 Excludes cash items in transit Note: Access to brokered deposit purchases through networks such as Intrafi and Reich & Tang and brokered CD sales not included above $1,849 $938 Liquidity Est. Uninsured and/or Uncollateralized Deposits

8 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strong Deposit Franchise • Deposit mix continues to favor a high percentage of non-interest bearing deposits • Total cost of deposits was 1.36% (interest-bearing 2.44%) for Q4 and 1.32% (interest-bearing 2.37%) for the month of December • Bank began targeted deposit rate reductions mid-August with insignificant attrition • Our time deposits are not derived from brokered CD markets or advertised CD specials Total Deposit Mix at 4Q24Total Deposits ($ in millions) $2,337 $2,504 $3,808 $3,574 $3,290 $3,220 $1,271 $1,538 $2,201 $2,127 $1,667 $1,598 $968 $869 $1,457 $1,328 $1,372 $1,379$98 $97 $150 $119 $251 $243 Transaction Savings & MMDA Time 2019 2020 2021 2022 2023 4Q24 Non-Interest Bearing 43.5% IB DDA 6.2% Savings 7.0% Money Market 35.8% Time 7.5% $3.22B

9 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • 43% of new accounts consisted of new relationships to the Bank • 63% of new accounts were non-interest bearing by count • 70% of new accounts were interest- bearing in dollars at a weighted average rate of 2.28% • Reciprocal deposit network program (expanded FDIC insurance products) utilization decreased notionally by $37.2 million New Accounts Mix (by count) 4Q24Granular Deposit Account Composition Existing Relationships - New $ 18% Account Migration 39% New Relationships 43% 1,045 (in thousands; except for # of Accounts) Interest Bearing Non-Interest Bearing Total Consumer Account Balances $ 971,823 $ 330,178 $ 1,302,001 # of Accounts 15,128 17,511 32,639 Avg Balance Per Account $ 64 $ 19 $ 40 Business Account Balances $ 847,302 $ 1,063,373 $ 1,910,675 # of Accounts 3,710 11,342 15,052 Avg Balance Per Account $ 228 $ 94 $ 127 *Excludes internal operating accounts such as holding company cash and deposit settlement accounts totaling $1.3 million Deposit Accounts Mix - Consumer vs Business 4Q24

10 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Loan originations were at yields higher than those on paid off loans • Notable pipeline growth and diversification from key hires, enhanced compensation, and calling programs • Sound underwriting produces a high- quality loan portfolio with low credit costs and stable earnings through cycles • Extending credit and serving the needs of existing clients while ensuring new opportunities present the appropriate levels of risk and return Prudent, Sustainable Model for Loan Growth $1.843 $2.089 $2.256 $2.093 $2.074 $2.083 4.73% 4.15% 4.23% 4.29% 4.65% 4.83% Non-PPP Loans SBA PPP Loans Average Annual TE Yield on Loans 2019 2020 2021 2022 2023 2024 Five-year compound annual loan growth rate: 2.7%1 Total Loans ($ in billions) 1 Compounded annual growth rate from December 31, 2019 to December 31, 2024 2 Includes American River Bank loans acquired in 3Q21 2

11 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Well-diversified Loan Portfolio As of 12/31/24 - No material changes from 3Q24 • Loan portfolio is well-diversified across borrowers, industries, loan and property types within our geographic footprint • 87% of all loans and 93% of loans excluding nonprofit organizations are guaranteed by owners of the borrowing entities • Non-owner occupied commercial real estate is well-diversified by property type with 89% of loans (91% of loans excluding nonprofit organizations) being guaranteed by owners of the borrowing entities • Since 2001, net charge-offs for all NOO CRE and OO CRE totals $1.6 million • Construction loans represent a small portion of the overall portfolio OO-CRE 16% C&I 7% Consumer 14% Construction 2% NOO-CRE 61% 4Q24 Total Loans $2.1B Office 27% Mixed Use 9% Retail 20% Warehouse & Industrial 11% Multi-Family 16% Other 17% 4Q24 Total NOO-CRE Loans $1.3B

12 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 * Calculated for loans exceeding $1 million, based on the most recent annual review process Note: Sacramento includes surrounding regional counties NOO CRE Portfolio Diversified Across Property Type & County As of 12/31/24 - No material changes from 3Q24 Average Balance: $1.8MM Largest Balance: $13.8MM Total # of Loans: 141 Wtd. Avg. LTV*: 58% Average Balance: $1.8MM Largest Balance: $14.5MM Total # of Loans: 77 Wtd. Avg. LTV*: 50% Average Balance: $1.7MM Largest Balance: $21.5MM Total # of Loans: 125 Wtd. Avg. LTV*: 60% San Francisco 3% Alameda 6% Sacramento 20% Napa 16% Other Bay Area 16% Other 8% Marin 16% Sonoma 15% San Francisco 12% Alameda 16% Sacramento 18% Napa 4% Other Bay Area 4% Other 6% Marin 12% Sonoma 28% San Francisco 30% Alameda 20%Sacramento 9% Napa 5% Other Bay Area 5% Other 10% Marin 10% Sonoma 11% Retail 4Q24 Warehouse & Industrial 4Q24 Multifamily 4Q24 $250MM $140MM $212MM

13 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • $350 million in credit exposure spread across our lending footprint comprised of 144 loans • $2.4 million average loan balance – largest loan at $16.1 million • 59% weighted average loan-to-value and 1.68x weighted average debt-service coverage ratio* • City of San Francisco NOO CRE office exposure is 3% of total loan portfolio and 5% of total NOO CRE loans NOO CRE Office Portfolio by County * Calculated for loans exceeding $1 million, based on the most recent annual review process, and net of individual reserves Non-owner Occupied Office Exposure As of 12/31/24 - No material changes from 3Q24 San Francisco 18% Alameda 6% Sacramento 6% Napa 9% Other Bay Area 15% Other 4% Marin 25% Sonoma 17% $350MM City of S.F. NOO CRE Office Portfolio Total Balance: $62.5 million Average Loan Bal: $4.8 million Number of Loans: 13 loans Wtd. Average LTV*: 65% Wtd. Average DCR: 1.40x Average Occupancy: 85% 12 of the 13 loans are secured by low rise buildings and one loan is secured by a 10 story building

14 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain classified loans, and balances as of 12/31/24 Owner-Occupied CRE Portfolio As of 12/31/24 - No material changes from 3Q24 Retail 7% School 15% Wine 10% Church 6% Gas/Auto 8% Health Club 4% Mixed Use 2% Other 6% Office 19% Industrial 23% Napa 16% Sacramento 19% San Francisco 5% Sonoma 9% Other 17% Alameda 14% Marin 20% OO CRE by County 4Q24 Average Balance: $1.1MM Largest Loan: $15.0MM Wtd. Avg. LTV*: 46% Total Balance: $322.0MM Total Loans: 292 OO CRE by Type 4Q24 $322MM $322MM Napa 21% Sacramento 19% San Francisco 18% Sonoma 8% Other 6% Alameda 6% Marin 22% Average Balance: $0.7MM Largest Loan: $7.2MM Wtd. Avg. LTV*: 56% Total Balance: $62.8MM Total Loans: 93 OO CRE Office Portfolio by County 4Q24 $63MM

15 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain high dollar loans and, balances as of 12/31/24 Construction Portfolio Concentrations As of 12/31/24 Construction by Type 4Q24 Construction by County 4Q24 Multi-Family 55% 1-4 Residential 45% San Francisco 71% Napa 7% Other Bay Area 13% Marin 9% Average Balance: $3.5MM Largest Loan: $11.4MM Wtd. Avg. LTV*: 66% Total Balance: $37.0MM Unfunded Commitments: $8.3MM Total Loans: 10 $37MM $37MM

16 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) History of Strong Asset Quality • Allowance for credit losses to total loans of 1.47%, consistent with prior quarter • Actively managed one non-accrual commercial relationship to obtain $4.7 million paydown • Consistent, robust credit culture and underwriting principles support strong asset quality • Net charge-offs have consistently been negligible for the last five years due to strong underwriting fundamentals, except that in 4Q23 charge-offs included $406 thousand charged to the allowance due to the sale of an acquired loan. Net Charge-Offs (Recoveries) as % of Average Loans 0.00% 0.00% 0.00% 0.02% 0.00% 2020 2021 2022 2023 2024YTD -0.0025 0 0.0025 0.005 0.0075 0.01 Non-accrual Loans / Total Loans Quarterly Progression 0.39% 0.31% 1.62% 1.91% 1.63% 4Q23 1Q24 2Q24 3Q24 4Q24 Net Charge-Offs (Recoveries) as % of Average Loans 0.00% 0.00% 0.00% 0.02% 0.00% 2020 2021 2022 2023 2024 YTD 0.00% 0.25% 0.50% 0.75% 1.00%

17 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Low Refinance Risk in NOO CRE Portfolio through 2026 • We conducted a DEEP DIVE on loans maturing or repricing before year-end 2026 * • PORTFOLIO IS WELL-POSITIONED TO ABSORB HIGHER RATE ENVIRONMENT AT MATURITY OR REPRICING DATE • Wtd. Avg. DSC Assumptions for Maturing Loans: Current market interest rate + spread of 3.00%, fully drawn commercial real estate lines of credit, 25-year amortization • Wtd. Avg. DSC Assumptions for Repricing Loans: Current market interest rate + contractual spread, fully drawn commercial real estate lines of credit, remaining amortization on each loan Maturing Loan Commitments > $1.0MM # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2025 27 $91.7MM $86.5MM 4.99% 1.21x 2026 25 $93.8MM $86.8MM 4.60% 1.14x1 TOTAL 52 $185.5MM $173.3MM Repricing Loan Commitments > $1.0MM # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2025 18 $35.6MM $35.6MM 4.58% 1.50x 2026 25 $59.2MM $59.2MM 3.91% 1.40x TOTAL 43 $94.8MM $94.8MM 1Net of reserves, weighted average debt service coverage is 1.23x *Commitments, outstanding balances and weighted average rates as of 12/31/24

18 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Loans & Securities — Repricing & Maturity $ in millions, unless otherwise indicated Total Loans1 * at 12/31/2024 Repricing Term Rate Structure 3 mo or less 3-12 mos 1-3 years 3-5 years 5-15 years Over 15 years Total Floating Rate Variable Rate Variable Rate at Floor Variable Rate at Ceiling Fixed Rate C&I $ 32.3 $ 29.9 $ 29.6 $ 31.4 $ 26.5 $ 2.6 $ 152.3 $ 29.2 $ 11.9 $ 37.4 $ 7.0 $ 66.8 Real estate: Owner-occupied CRE — 5.4 37.1 66.3 206.3 6.9 322.0 — 38.1 96.3 — 187.6 Non-owner occupied CRE 11.6 45.3 212.0 266.7 725.0 13.0 1,273.6 3.7 117.3 346.4 — 806.2 Construction 3.8 27.8 5.4 — — — 37.0 3.8 — 2.3 16.1 14.8 Home equity 0.4 87.4 — — 0.5 — 88.3 87.8 — — — 0.5 Other residential — 4.5 2.5 0.6 1.4 134.2 143.2 — 7.4 104.1 — 31.7 Installment & other consumer 0.4 2.6 7.6 3.3 51.3 1.7 66.9 0.5 9.3 10.3 — 46.8 Total $ 48.5 $ 202.9 $ 294.2 $ 368.3 $ 1,011.0 $ 158.4 $ 2,083.3 $ 125.0 $ 184.0 $ 596.8 $ 23.1 $ 1,154.4 % of Total 2% 10% 14% 18% 49% 7% 100% 6% 9% 29% 1% 55 % Weighted Average Rate 7.93% 7.30% 4.82% 5.21% 4.47% 4.67% 5.02% 1 Amounts represent amortized cost. Based on maturity date for fixed rate loans and variable rate loans at their floors and ceilings and next repricing date for all other variable rate loans. Does not included prepayment assumptions. Investment Securities2 * at 12/31/24 2 Includes both available-for-sale and held-to-maturity investment securities with prepayment assumptions applied Maturity & Projected Cash Flow Distribution 3 mo or less 3-12 mos 1-3 years 3-5 years 5-10 years Over 10 years Total Principal (par) & interest $ 47.8 $ 200.6 $ 254.8 $ 241.8 $ 496.4 $ 251.4 $ 1,492.8 % of Total 3% 14% 17% 16% 33% 17% 100%

19 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 1 Taxable equivalent 2 See Reconciliation of Non-GAAP Financial Measures in the Appendix High-Quality Securities Portfolio Generates Cash Flow Data as of 12/31/24 AFS Securities Portfolio Agency MBS/CMO 72% GSEs 2% Municipal Bonds 22% Corporate Bonds & Other 1% USTs 3% ($ in millions at Fair Value) $387.5MM HTM Securities Portfolio Agency MBS/CMO 74% GSEs 16% Municipal Bonds 7% Corporate Bonds 3% $879.2MM ($ in millions at Cost) Average Yield1 — 3.03% Approx. Effective Duration — 3.41 Unrealized Losses (after tax) — $22.4 million TCE Bancorp — 9.9% Average Yield — 2.48% Approx. Effective Duration — 5.46 Unrealized Losses (after tax) — $89.2 million TCE Bancorp w/ HTM — 7.9% 2

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Appendix

21 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (in thousands, except per share amounts; unaudited) December 31, 2024 Tangible Common Equity - Bancorp Total stockholders' equity $ 435,407 Goodwill and core deposit intangible (75,546) Total TCE a 359,861 Unrealized losses on HTM securities, net of tax 1 (89,171) Unrealized losses on HTM securities included in AOCI, net of tax 2 7,701 TCE, net of unrealized losses on HTM securities (non-GAAP) b $ 278,391 Total assets $ 3,701,335 Goodwill and core deposit intangible (75,546) Total tangible assets c 3,625,789 Unrealized losses on HTM securities, net of tax 1 (89,171) Unrealized losses on HTM securities included in AOCI, net of tax 2 7,701 Total tangible assets, net of unrealized losses on HTM securities (non-GAAP) d $ 3,544,319 Bancorp TCE ratio a / c 9.9 % Bancorp TCE ratio, net of unrealized losses on HTM securities (non-GAAP) b / d 7.9 % Tangible Book Value Per Share Common shares outstanding e 16,089 Book value per share $ 27.06 Tangible book value per share a / e $ 22.37 For further discussion about these non-GAAP financial measures, refer to our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on January 27, 2025. 1 Unrealized losses on held-to-maturity securities as of December 31, 2024 of $126.6 million, including the unrealized losses that resulted from the transfer of securities from AFS to HTM, net of an estimated $37.4 million in deferred tax benefits based on a blended state and federal statutory tax rate of 29.56%. 2 The remaining unrealized losses that resulted from the transfer of securities from AFS to HTM, net of an estimated $3.2 million in deferred tax benefits based on a blended state and federal statutory tax rate of 29.56% are added back as they are already included in AOCI.

22 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (Excluding Loss on Sale of Securities) (in thousands, except per share amounts; unaudited) Year ended Net (loss) income December 31, 2024 December 31, 2023 Net (loss) income (GAAP) $ (8,409) $ 19,895 Adjustments: Losses on sale of investment securities from portfolio repositioning 32,542 5,893 Related income tax benefit (9,619) (1,742) Adjustments, net of taxes 22,923 4,151 Comparable net income (non-GAAP) $ 14,514 $ 24,046 Diluted (loss) earnings per share Weighted average diluted shares 16,042 16,026 Diluted (loss) earnings per share (GAAP) $ (0.52) $ 1.24 Comparable diluted earnings per share (non-GAAP) $ 0.90 $ 1.50 Return on average assets Average assets $ 3,773,882 $ 4,077,707 Return on average assets (GAAP) (0.22) % 0.49 % Comparable return on average assets (non-GAAP) 0.38% 0.59 % Return on average equity Average stockholders' equity $ 435,070 $ 423,784 Return on average equity (GAAP) (1.93) % 4.69 % Comparable return on average equity (non-GAAP) 3.34% 5.67 % Efficiency ratio Non-interest expense $ 81,818 $ 79,481 Net interest income 94,660 102,761 Non-interest income (GAAP) (21,360) 4,989 Losses on sale of investment securities from portfolio repositioning 32,542 5,893 Non-interest income (non-GAAP) $ 11,182 $ 10,882 Efficiency ratio (GAAP) 111.62% 73.76 % Comparable efficiency ratio (non-GAAP) 77.30% 69.94%

23 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Contact Us Tim Myers President and Chief Executive Officer (415) 763-4970 timmyers@bankofmarin.com Dave Bonaccorso EVP, Chief Financial Officer (415) 884-4758 davebonaccorso@bankofmarin.com Media Requests: Yahaira Garcia-Perea Marketing & Corporate Communications Manager (916) 231-6703 yahairagarcia-perea@bankofmarin.com